Exhibit 10.2

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Carnival Corporation & plc             Issue Date:   February 21, 2006
CORPORATE AVIATION                     Approved by:  Carnival Corporation & plc
ADMINISTRATIVE POLICY STATEMENT                      Compensation Committee

2. USE OF CARNIVAL CORPORATION &
   PLC ("Company") AIRCRAFT
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      1.0   PURPOSE

      1.1 To establish procedures and controls as to the authorized use of the Company's aircraft.

      2.0   SCOPE

      2.1 This policy applies to all Company owned or chartered aircraft, including short-term charter arrangements.

      3.0   PROCEDURE

      3.1 Each usage of the Company aircraft requires the written pre-approval of the Carnival Corporation & plc Chairman of the Board of Directors ("Chairman") or Vice Chairman of the Board of Directors ("Vice Chairman").

      3.2 For each flight an onboard travel form must be completed and signed by the Chairman, Vice Chairman or the Chief Pilot, if neither one of them is onboard. This travel form will indicate, among other things, the purpose of the trip, identification of all passengers, including whether business or personal, tax responsible person for personal guests, etc. All personal travel will be reported as taxable compensation to the responsible person in accordance with the IRS rules and regulations (see section 5).

      3.3 The Company's aircraft can only be used for business purposes, except as noted below. Only the Company's Chairman and Vice Chairman (with the authorization of the Chairman) are authorized to use the aircraft for personal travel, and can be accompanied by their guests, provided the Chairman has approved such use in advance. Any personal use of the aircraft, under the rare circumstance when the Chairman or Vice Chairman are not on board, is limited to persons specifically authorized by the Chairman.

      4.0   RESPONSIBILITY FOR COMPLIANCE

      4.1 The Aviation Department Chief Pilot is responsible for obtaining the appropriate written approvals from the Chairman or Vice-Chairman. The Chairman and Vice Chairman are responsible for compliance with this policy.

      5.0   PERSONAL USE

      5.1 No pre-determined annual limit for personal use of the Company aircraft shall apply to the Chairman or Vice Chairman.

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      5.2   Personal use of the Company aircraft is required to be reported in the Company's annual proxy statement/remuneration report and may be taxable, as appropriate. Such amounts of personal use shall be calculated utilizing an approved formula for calculating incremental costs for such personal usage. This shall be calculated by the Finance Department and generally includes the following:

            a.    Fuel and lube;

            b.    Maintenance and pre-flight inspections;

            c.    Cabin consumables;

            d.    Catering; and

            e. Other flight expenses, including but not limited to: airport handling, routine maintenance, aircraft certification, crew accommodations, and crew per diems.

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